Exhibit 99.1

Twelve Seas Investment Company III Announces the Separate Trading of its Class A Ordinary
Shares and Rights, Commencing January 9, 2026

New York, NY, Jan. 07, 2026 (GLOBE NEWSWIRE) -- Twelve Seas Investment Company III (Nasdaq: TWLVU) (the “Company”) announced today that, commencing January 9, 2026, holders of the units sold in the Company’s initial public offering may elect to separately trade the Company’s Class A ordinary shares and rights included in the units. The Class A ordinary shares and rights that are separated will trade on the Nasdaq Global Market under the symbols “TWLV” and “TWLVR,” respectively. Those units not separated will continue to trade on the Nasdaq Global Market under the symbol “TWLVU.”

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Twelve Seas Investment Company III

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company may pursue an initial business combination target in any industry or geographical location. It intends to focus its search on global companies located outside the United States, with an emphasis on established profitable enterprises in oil and gas and other sectors which it believes are proven. The Company will also consider prospective targets located in the United States, but which are owned by non-U.S. shareholders, including sovereign wealth funds, family offices, international entrepreneurs or global industrial conglomerates. The Company’s management team is led by Dimitri Elkin, its Chief Executive Officer and a director, and Jonathan Morris, its Chief Financial Officer. Julian Vickers, Bob Foresman, Greg Nelson and Olga Klimova are independent directors.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contact

Twelve Seas Investment Company III

Dimitri Elkin

Delkin @twelveseascapital.com